UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2020 (August 15, 2020)

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(Address of principal executive offices) (Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On August 18, 2020, FB Financial Corporation (the "Company") filed a current report on Form 8-K with the U.S. Securities and Exchange Commission to report the closing of its acquisition of Franklin Financial Network, Inc. ("Franklin") on August 15, 2020, pursuant to the Agreement and Plan of Merger, dated as of January 21, 2020, by and among the Company, Paisley Acquisition Corporation, and Franklin.

This Form 8-K/A amends the Form 8-K filed on August 18, 2020 to include: (i) audited consolidated financial statements of Franklin as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018, and 2017, and the notes related thereto, (ii) the unaudited consolidated interim financial statements of Franklin for the six months ended June 30, 2020 and 2019, and the notes related thereto and (iii) the unaudited pro forma condensed consolidated financial information of the Company required by Item 9.01 of Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Franklin as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018, and 2017, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The unaudited consolidated interim financial statements of Franklin as of June 30, 2020 and for the six months ended June 30, 2020 and 2019, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Company and Franklin, including (a) the unaudited pro forma condensed combined consolidated statements of income of the Company and Franklin for the six months ended June 30, 2020 and for the year ended December 31, 2019, in each case giving effect to the acquisition of Franklin as if it had occurred on January 1, 2019, and (b) the unaudited pro forma condensed combined consolidated balance sheet of the Company and Franklin as of June 30, 2020, giving effect to the acquisition as if it had occurred on June 30, 2020, are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Exhibit Number	Description of Exhibit
23.1	Consent of Crowe LLP, Independent Registered Public Accounting Firm
99.1	Audited consolidated financial statements of Franklin as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018, and 2017
99.2	Unaudited interim financial statements of Franklin as of June 30, 2020 and for the three and six months ended June 30, 2020 and 2019
99.3	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2020 and for the year ended December 31, 2019
104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

	By:	/s/ Michael M. Mettee
Michael M. Mettee
Interim Chief Financial Officer

Date: October 30, 2020